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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)          June 14, 2001
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                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)


           DELAWARE                      000-24387               52-2080967
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(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


     84 INVERNESS CIRCLE EAST
     ENGLEWOOD, COLORADO                                      80112
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number:  (303) 706-0800
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Former name or former address, if changed since last report:  Not Applicable
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                         NAVIGANT INTERNATIONAL, INC.

                                    FORM 8-K

                                 JUNE 14, 2001


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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(a)  Pursuant to an Agreement and Plan of Merger dated June 7, 2001 by and among
     Navigant, International, Inc. ("Navigant" or "Registrant"), FMTTM Acquisition Corporation ("FMTTM"), a wholly-owned subsidiary of Navigant, SATO Travel Holding Co., Inc. ("SATO") and the stockholders of SATO Travel Holding Co., Inc. on June 14, 2001 the merger of FMTTM with and into SATO was consummated. The merger was accounted for as a purchase. The purchase price of approximately $45 million in cash and shares of Navigant common stock was negotiated at arms' length between the parties. The cash portion of approximately of $27 million was funded through Navigant's revolving credit facility from NationsBank, N.A. as Administrative Agent and the stock portion through the issuance of 1,469,388 shares of Navigant's common stock. Copies of the joint press releases of Navigant and SATO with respect to the transaction are included as Exhibits 99.1 and 99.2.


(b) SATO will continue to operate as a provider of corporate travel management services as a subsidiary of NII.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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(a)  As of the date of this Form 8-K, it is impractical for the Registrant to provide the financial statements for SATO, required pursuant to Article 3 of Regulation S-X. In accordance with Item 7(a) of Form 8-K, such financial statements for SATO, will be filed by amendment to this Form 8-K on or before August 27, 2001.

(b) As of the date of this Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X. In accordance with Item 7(b) of Form 8-K, such pro forma financial information will be filed by amendment to this Form 8-K on or before August 27, 2001.

(c)  Exhibits

     2.1 Agreement and Plan of Merger dated June 7, 2001 by and among Navigant International, Inc., FMTTM Acquisition Corporation, SATO Travel Holding Co., Inc. and the Stockholders of SATO Travel Holding Co., Inc.

     99.1  Joint press release, dated June 7, 2001.

     99.2  Joint press release, dated June 20, 2001.



          SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          Date:  June 28, 2001.


                                          NAVIGANT INTERNATIONAL, INC.

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                                a Delaware corporation


                                By:     /s/  Robert C. Griffith
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                                   Name:  Robert C. Griffith
                                   Title:  Chief Financial Officer and Treasurer
                                           (Principal Financial and Accounting
                                           Officer)

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